EXHIBIT 23
                           Independent Auditors' Consent



The Board of Directors and Stockholders of
The Sherwood Group, Inc.:


We consent to the use of our report dated July 22, 1996
incorporated by reference in Registration Statement No. 33-72790 on Form S-8 filed with the Securities and Exchange Commission on December 13, 1993.



                                             KPMG Peat Marwick LLP



August 16, 1996